Merrill Lynch Global Convertible Fund, Inc.

                              _____________

                    Supplement dated February 20, 1998 to the
  Prospectus and Statement of Additional Information dated February 18, 1998

                              _____________


The sale of new shares of the Fund and the acquisition of Fund shares pursuant to the exchange privilege have not been suspended for certain group retirement plans.



Code    # 10665-0298
        # 10666-0298